UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 17, 2022

Date of Report

(Date of earliest event reported)

DSG Global, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53988	26-1134956
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

312 – 2630 Croydon Drive, Surrey, British Columbia, Canada V3Z 6T3

(Address of principal executive offices)

(604) 575-3848

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On May 17, 2022, the Board of Directors of DSG Global, Inc. (the “Registrant”) accepted the resignation of Harbourside CPA LLP (“Harbourside”) as the independent certifying accountant for the Registrant. The Board of Directors of the Registrant participated in and approved the decision to change independent registered public accounting firms. None of the reports of Harbourside on the Registrant’s financial statements for either of the past two years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant’s audited financial statements for the year ended December 31, 2021 contained a going concern qualification in the Registrant’s audited financial statements.

During the two most recent fiscal years and any subsequent interim period preceding Harbourside’s dismissal, there were no disagreements with Harbourside on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Harbourside concerning the subject matter of each of such disagreements would have caused them to make reference thereto in their report on the financial statements.

The Registrant provided a copy of the foregoing disclosures to Harbourside prior to the date of the filing of this Current Report on Form 8-K and requested that Harbourside furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this described herein. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On May 23, 2022, the Registrant’s Board of Directors approved the engagement of BF Borgers CPA PC (“Borgers”), as the Registrant’s independent accountant effective immediately to audit the Registrant’s financial statements and to perform reviews of interim financial statements. During the fiscal years ended December 31, 2021 through the date of this report, neither the Registrant nor anyone acting on its behalf consulted with Borgers regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Registrant, or the type of audit opinion that might be rendered by Borgers on the Registrant’s financial statements; or (ii) any matter that was either the subject of a disagreement with Harbourside or a reportable event with respect to Harbourside.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
16.1	Letter from Harbourside CPA LLP to the Securities and Exchange Commission, dated May 23, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2022

DSG Global, Inc.

By:	/s/ Robert Silzer
Name:	Robert Silzer
Title:	Chief Executive Officer